UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 22, 2020

XpresSpa Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34785	20-4988129
(Commission File Number)	(IRS Employer Identification No.)

254 West 31st Street, 11th Floor, New York, New York	10001
(Address of principal executive offices)	(Zip Code)

(212) 309-7549

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	XSPA	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)       On September 22, 2020, the Board of Directors of XpresSpa Group, Inc., a Delaware corporation (the “Company”), approved the XpresTest, Inc. 2020 Equity Incentive Plan (the “Subsidiary Plan”), under which equity awards may be made in respect of 200 shares (the “Subsidiary Plan Shares”) of authorized but unissued common stock, par value $0.01 per share, of XpresTest, Inc., a Delaware corporation and majority-owned subsidiary of the Company (“XpresTest”). Assuming all of the Subsidiary Plan Shares were issued, such shares would represent 20% of the total number of shares of common stock of XpresTest issued and outstanding as of September 22, 2020.

The Subsidiary Plan is designed to provide XpresTest with the ability to attract and retain the types of officers, employees, directors, consultants and advisors who will contribute to XpresTest’s long-range success. Under the Subsidiary Plan, awards may be granted in the form of (a) incentive stock options, (b) non-qualified stock options, (c) stock appreciation rights, (d) restricted awards, (e) performance stock awards, (f) cash awards, and (g) other equity-based awards. Certain named executive officers and directors of the Company are eligible to participate in the Subsidiary Plan. As of the date of this Current Report on Form 8-K, no awards under the Subsidiary Plan have been granted to such named executive officers or directors.

The foregoing description of the Subsidiary Plan does not purport to be complete and is subject to, and qualified in its entirety by, the document attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	XpresTest, Inc. 2020 Equity Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XpresSpa Group, Inc.

Date: September 28, 2020	By:	/s/ Douglas Satzman
	Name:	Douglas Satzman
	Title:	Chief Executive Officer